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                                CIGNA FUNDS GROUP

     SUPPLEMENT DATED OCTOBER 1, 2001 TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001

CIGNA Funds Group has changed the names of the Funds. The new names of the Funds are as follows:


Previous Name of Fund                      New Name of Fund
---------------------                      ----------------
Charter Money Market Fund                  Money Market Fund
Charter Balanced Fund                      Balanced Fund (sub-advised by
                                           Wellington Management)
Charter Large Company Stock Growth Fund    Large Cap Growth/Morgan Stanley Fund
Charter Large Company Stock Value Fund     Large Cap Value/John A. Levin & Co. Fund
Charter Large Company Stock Index Fund     S&P 500(R) Index Fund
Charter Small Company Stock Growth Fund    Small Cap Growth/TimesSquare Fund
Charter Small Company Stock Value Fund     Small Cap Value/Berger(R) Fund
Charter Foreign Stock Fund                 International Blend/Bank of Ireland Fund
Core Plus Fixed Income Fund                TimesSquare Core Plus Bond Fund

Wellington Management Company, LLP is now the sub-adviser to the Balanced Fund. The information in the "Sub-Advisers" section concerning INVESCO, Inc. is deleted and replaced with the following:

     Wellington Management Company, LLP ("Wellington Management") has its principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of June 30, 2001, Wellington Management held investment management authority with respect to over $294 billion of assets.